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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                              --------------------

                                  FORM 8-K/A-1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): June 15, 1998
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                      McDONALD & COMPANY INVESTMENTS, INC.
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               (Exact Name of Registrant as Specified in Charter)

           Delaware                       1-08526                34-1391950
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 (State of Other Jurisdiction)          (Commission          (I.R.S. Employer
      of Incorporation)               File Number)        Identification Number)

McDonald Investment Center, 800 Superior Avenue    Cleveland, Ohio    44114-2603
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:  (216) 443-2300
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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         McDonald & Company Investments, Inc. (the "Company") hereby amends the following items, exhibits or other portions of its Current Report on Form 8-K dated June 15, 1998, as set forth in the pages attached hereto.

         "Item 7. Financial Statements, Pro Forma Financial Information and Exhibits" is hereby amended and restated to include the following documents entered into in connection with the acquisition of the Company by KeyCorp as described in Exhibit 99.1; (i) Agreement and Plan of Merger dated as of June 15, 1998, between the Company and KeyCorp, and (ii) the Stock Option Agreement dated as of June 15, 1998, between the Company and KeyCorp.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  2.1 Agreement and Plan of Merger dated as of June 15, 1998, between the McDonald & Company Investments, Inc. and KeyCorp.

                  10.1 Stock Option Agreement dated as of June 15, 1998, between McDonald & Company Investments, Inc. and KeyCorp.

                  99.1     News Release dated June 15, 1998.*

*  Previously filed







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            McDONALD & COMPANY INVESTMENTS, INC.


                                            By:   /s/ Thomas F. McKee
                                                 -------------------------------
                                                 Thomas F. McKee
                                                 Secretary

Date:    June 17, 1998









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EXHIBIT INDEX
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Exhibit Number    Description
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2.1               Agreement and Plan of Merger dated as of June 15, 1998,
                  between the McDonald & Company Investments, Inc. and KeyCorp.

10.1 Stock Option Agreement dated as of June 15, 1998, between McDonald & Company Investments, Inc. and KeyCorp.

99.1              News Release dated June 15, 1998, from the Company.*

*Previously filed





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